December 17, 1999

To Our Shareholders:

     We present the Annual Report of the Korea Equity Fund, Inc. (the "Fund") for the fiscal year ended October 31, 1999.

     The Net Asset Value per share ("NAV") of the Fund on October 31, 1999 was $5.63, representing an increase of 102.5% for the year. The closing New York Stock Exchange ("NYSE") market price of the Fund on October 31, 1999 was $4.375, representing a 22.3% discount to the NAV. The Fund's net assets aggregated $47,345,418 on October 31, 1999.

     The Korea Composite Stock Price Index ("KOSPI") increased from 403.4 to
833.5 or 106.6% in local terms, for the year. Including the Korean won ("Won") appreciation of 10.0% during the year, this represents a total increase of 127.3% in United States dollar terms. The Fund underperformed the KOSPI, in U.S. dollar terms, by 24.8 percentage points during the year.

     For the quarter ended October 31, 1999, the KOSPI, in U.S. dollar terms, and the NAV of the Fund decreased by 13.8% and 10.4%, respectively. The Fund outperformed the KOSPI, in U.S. dollar terms, by 3.4 percentage points during the quarter.

South Korean Economy

     Following the sharp contraction in 1998, the Gross Domestic Product ("GDP") has been recovering since the first quarter of this year. In the third quarter of 1999, GDP growth accelerated to 12.3% year over year ("y-o-y"), the largest growth rate for a single quarter since 1988.

     Supported by a growing trade surplus and growth in foreign reserves, the Won has stabilized at approximately 1,200 Won to the U.S. dollar, from its trough of over 1,800 Won in early 1998. The stabilization of the Won has allowed the Korean government to implement a loose monetary policy in order to reflate the economy. The benchmark three-year corporate bond yield declined from over 25% to 9% and the overnight call rate is currently below 5%. Inflation has not yet become a concern for the South Korean economy, given the excess capacity and the stronger currency.

     Strong export growth in 1999, due to the recovery of intra-Asian trade, has helped trade and current accounts stay positive this year, offsetting a sharp import recovery. Consequently, usable foreign exchange reserves increased to $66.2 billion by the end of October 1999 from $8.9 billion at the end of 1997. Due to this improvement, Standard and Poors has upgraded South Korea's long-term rating to BBB+, from the B+ rating assigned in December 1997.

     The strong export recovery has stimulated production activity, while at the same time it has also eliminated excess inventory. Capacity utilization, after reaching a low in October 1998 of 69%, has recovered to approximately 80%, close to the historical average. Along with a recovery in production, the unemployment rate has declined to 4.8% in September 1999, from a peak of 8.5% recorded in January 1999. Wages have started to increase y-o-y since February 1999 reflecting this tighter labor market.

     Supported by these improvements in production and employment, the main driver of growth in Year 2000 is likely to switch from exports to domestic demand, including private investment and consumption. GDP growth is expected to remain robust at approximately 6 to 7% for the coming year. Inflation pressure is mounting gradually because of rising import prices. However, this is manageable and can be absorbed considering the recent improvement in production capacity, a move to lengthen working hours and the still high unemployment rate by South Korean standards. The Bank of Korea is likely to maintain its easy monetary policy for the moment, at least until the National Assembly election next April.

Reforms

     South Korea has made meaningful progress in reforming the Banking sector over the past year. The government agreed to sell Korea First Bank to Newbridge Capital, Ltd. (USA) after segregating its bad debts. At the same time, the authorities directed several domestic banks to merge into a single institution, known as Hanvit Bank, with the aim of promoting efficiency and profitability. Although further consolidation is likely, especially in relation to the Daewoo Group problem, the prospect of a financial crisis in the Banking sector has been reduced. On the corporate side, despite the government's eagerness for reform of corporate governance and financial management, the large conglomerates ("Chaebols") have been reluctant to reform. This would require painful actions such as employee lay-offs, the writing off of bad loans to affiliates, more management transparency, and the reduction of debt-to-equity ratios. There was optimism that the government would not allow the top five Chaebols to go bankrupt due to the size of their assets and labor force. The idea that they were just "too big to fail", however, proved false. When the KOSPI index broke the 1,000 level and the economy started to recover vigorously, the government seized the opportunity to terminate its support for the debt-ridden Chaebols, especially the Daewoo Group, and allowed it to fail. This policy decision shocked the other Chaebols and forced them to move toward reforms. The largest and most indebted, Hyundai Group, then announced a major restructuring plan including aggressive asset sales and employee lay-offs.

The Daewoo Group Problem

     In July 1999, the Daewoo Group received approval from creditors to freeze its debt payments and to receive additional loans on the condition that the Daewoo Group would implement drastic restructuring. This was viewed as an actual default, and the dissolution of the Daewoo Group became an urgent priority.

     The Daewoo Group had expanded its business aggressively to become the second-largest conglomerate in South Korea in terms of assets. Meanwhile, its total debts, including those guaranteed, swelled to over 68 trillion Won, which was equivalent to 17% of South Korea's GDP. During the currency crisis, there were rumors that its financial position was deteriorating, but the South Korean government was reluctant to let the Daewoo Group sink due to the size of its business and its potential economic impact. Encouraged by the steady economic recovery and the declining interest rates, however, the government decided to dissolve the Daewoo Group. Resolving the problem of non-performing bank loans will be handled in the normal manner, i.e., through write-offs, debt-to-equity swaps, and rescheduling. Resolving the problem of bond issuance will be more difficult, since corporate bonds are widely held by retail investors through Beneficiary Certificates ("BC"), a type of mutual fund managed by International Trust Companies ("ITC").

     To avoid any disorder, such as a rush to redeem BCs or a bank run, the government issued a rescue package to inject sufficient liquidity into the financial system. The most notable measures are the Bond Stabilization Fund and the government's guarantees for Daewoo Group's outstanding issues. This swift action to control the financial markets has limited the disruptive impact, even after November 12 when the government raised its guarantees for the Daewoo Group's issues from 50% to 80%. Simultaneously, the government and major creditors compelled the Daewoo Group to accelerate its restructuring program. Daewoo Securities Co. and Daewoo Heavy Industries are being separated from the Daewoo Group in preparation for divestiture. A recent workout plan proposes a loss of approximately 50% for creditors and substantial capital reductions for Daewoo Group affiliates. The break-up of the Daewoo Group is expected to take place faster and more smoothly than expected.

Stock Market

     The swift increase in foreign reserves has restored confidence in the South Korean economy, its currency, and the stock market. The current account surplus, lower interest rates, and the appreciating Won, have all improved liquidity in the stock market since the fourth quarter of 1998. Domestic investors have been shifting to equity funds from bank deposits while foreign investors have endorsed the progress in the Financial sector restructuring by remaining net buyers for most of the period. The KOSPI surged from a recent low of 292 (September 19, 1998) to 1028 (July 9, 1999) in ten months. Although the rally was seen almost across the board, except for the Banking sector which was struggling with non-performing loan problems, some blue chips like Samsung Electronics Co., Ltd., Korea Electric Power Corp., Pohang Iron and Steel Co., Ltd., and Korea Telecom Corp. have outperformed the index significantly.

     After a liquidity-driven rally lasting three consecutive quarters, the stock market entered a consolidation phase in July, triggered by the Daewoo Group problem. Just after it emerged, the massive redemption of BCs investing in Daewoo Group issues forced the ITCs to dispose of their holdings in the bond market. Interest rates consequently increased from 7.5% to 11% and liquidity dried up quickly. The KOSPI lost approximately 150 points, declining to 790, and has hovered around the 800 level throughout October on fears of financial market turbulence amid panic-selling by the ITCs. Meanwhile, electronic stocks, especially Samsung Electronics Co., Ltd., continued to gain substantially, backed by a recovery in Dynamic Random Access Memory prices and the stronger Japanese yen.

     In November, amid reduced concern over the Daewoo Group problem, the continuing economic recovery invited massive buying in the equity market. The KOSPI regained momentum and recovered to the 1000 level.

The Portfolio

     The Fund remains underweight in the Financial sector, although the degree of under-exposure has been narrowing. This strategy has been generally positive for the Fund's overall performance. On the other hand, the hefty overweight position in the Steel and Electronics sectors, both of which are beneficiaries of the strong export growth, contributed positively to the Fund's performance. The underweight positions in telecommunications and the certain exposure to defensive stocks were the main negative contributors during the period. The Fund has since started to increase its weighting in telecommunications stocks, while disposing of defensive small-capitalization stocks.

     As of October 31,1999, the Fund held 98.5% of its net assets in equities, comprised of 27 Korean equities, 1 Korean GDR and 3 Korean ADRs. During the last quarter, the Fund purchased one new issue: Shinhan Bank, a commercial bank. Thirteen stocks were eliminated from the portfolio during the last quarter: Daewoo Electronics Co., consumer and industrial electronic products; Daewoo Heavy Industries, heavy industrial equipment; Daewoong Pharmaceutical Co., Ltd., pharmaceuticals; Dong-won Industries Co., deep-sea fishing and processing; Hyundai Marine and Fire Insurance Co., Ltd., automobile, marine and fire insurance; Hyundai Merchant Marine, container ships and tankers; Hyundai Pharmaceutical Co., pharmaceuticals; IIjin Corp., aluminum wires and cables; Korea Export Packaging Industries, specialized corrugated board; Sae Han Precision Co., Ltd., automobile audio deck mechanisms; Su Heung Capsule Co., Ltd., pharmaceutical capsules; Korea Industrial Development Co., ready-mixed concrete; and Oriental Fire & Marine Insurance, non-life insurance.

Investment Strategy

     After reaching 1,000 again in November, underpinned by improved confidence, the stock market appears nervous about future developments. The Fund believes the recovery trend remains intact, but is aware of the short-term risks associated with the restructuring and the increasing inflation pressure. Over the longer term, the Fund expects the reform of the banks and Chaebols will allow domestic interest rates to decrease to similar levels as those of other developed countries. Meanwhile, stock market valuations, which are currently held down at low levels by high interest rates, may improve.

     The expected investment strategy for the next quarter can be summarized as follows:

     Increase emphasis on electronics stocks; increase exposure to the Telecommunications sector, and reduce exposure to the Transportation and Food and Beverage sectors.

     We appreciate your continuing support of your Fund.

                             Sincerely,


                             Nobuo Katayama
                             President


     Nomura Asset Management Co., Ltd. ("NAM") provides investment recommendations to Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), the Manager of the Fund. Mr Nobuo Katayama, President of the Fund and President of NAM-U.S.A., is primarily responsible for the day-to-day management of the portfolio of the Fund. Mr. Katayama has held such responsibilities for the Fund and has served as President of NAM-U.S.A. since 1999.

     Year 2000 Issues. Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by Nomura Asset Management U.S.A. Inc. "NAM-U.S.A." or other Fund service providers do not properly address this problem prior to January 1, 2000. NAM-U.S.A. has hired consultants to analyze these issues and to implement any system modifications necessary to prepare for the year 2000. In addition, NAM-U.S.A. has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and NAM-U.S.A. will continue to monitor the situation. However, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem.

     In addition the companies in which the Fund invests, the markets for their securities and related securities trade processing could be adversely affected by the Year 2000 Problem. If the value of a Fund investment is adversely affected by a Year 2000 Problem, the Fund's investment return will be reduced.


                             KOREA EQUITY FUND,INC.
                       FUND HIGHLIGHTS--OCTOBER 31,1999
KEY STATISTICS:
       Net Assets ..................................................$47,345,418
       Net Asset Value per Share ...................................$      5.63
       Closing NYSE Market Price ...................................$     4.375
       Percentage Change in Net Asset Value per Share* .............     102.5%
       Percentage Change in NYSE Market Price* .....................      48.9%

MARKET INDEX:
Percentage change in market index*
                                                            KOREAN WON    U.S.$
                                                            ----------    -----
      Korea Composite Stock Price Index* ...................  106.6%      127.3%
      *From November 1, 1998 through October 31, 1999

ASSET ALLOCATION:
 Korean Equity Securities ..........................................98.5%
 Cash and Cash Equivalents .........................................  2.1
                                                                    ------
 Total Investments .................................................100.6%
 Liabilities in Excess of Other Assets, Net ........................ (0.6)
                                                                    ------
 Net Assets ........................................................100.6%
                                                                    ======

INDUSTRY DIVERSIFICATION:

                                             % of                                                         % of
                                           Net Assets                                                  Net Assets
                                           ----------                                                  ----------
 Consumer Electronics .......................18.7                Securities ...............................3.8
 Iron and Steel .............................11.4                Energy .................. ................2.5
 Electric and Electronics ...................11.3                Hotels and Restaurants....................1.9
 Banking ....................................10.9                Non-Ferrous Metals .......................1.7
 Telecommunications ......................... 9.8                Textiles and Apparel .....................1.6
 Chemicals .................................. 9.3                Miscellaneous Manufacturing ..............1.5
 Utilities .................................. 7.1                Wood and Paper ...........................0.8
 Food and Beverages ......................... 5.5                Airlines .................................0.7


                   TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

                                                        Market       % of
                                                        Value    Net Assets
Security
 Samsung Electronics Co., Ltd........................$8,032,182     17.0
 Pohang Iron and Steel Co., Ltd...................... 5,413,105     11.4
 Korea Telecom Corp.................................. 3,927,165      8.3
 Korea Electric Power Corp........................... 3,382,710      7.1
 Samsung Display Devices............................. 2,999,998      6.3
 Dae Duck Electronics Co............................. 2,345,912      5.0
 Shinhan Bank........................................ 2,255,190      4.8
 L.G. Chemical Ltd................................... 2,212,711      4.7
 Hana Bank........................................... 1,679,575      3.5
 Dongwon Securities Co., Ltd......................... 1,500,625      3.2

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Korea Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Korea Equity Fund, Inc. (the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 8, 1999

                            SCHEDULE OF INVESTMENTS*
                                 OCTOBER 31,1999

                                                                                                                 % of
                                                                                                    Market        Net
                                                                   Shares          Cost             Value        Assets
                                                                   ------          ----             ------       ------
KOREAN EQUITY SECURITIES

Airlines
Korean Airlines ...................................................25,000        $ 360,067       $ 327,220        0.7
 International airline                                                           ---------       ---------        ---

Banking
 Hana Bank ........................................................183,150       1,714,200       1,679,575        3.5
  Commercial bank
 Kookmin Bank .....................................................79,764          978,838       1,243,507        2.6
  Commercial bank
 Shinhan Bank .....................................................213,000       2,186,765       2,255,190        4.8
                                                                                 ---------       ---------       ----
  Commercial bank
 Total Banking ....................................................              4,879,803       5,178,272       10.9
                                                                                 ---------       ---------       ----
Chemicals
 Korea Chemical Co.................................................15,000        1,692,119       1,000,417        2.1
  Industrial paints
 L.G. Chemical Ltd.................................................73,117          675,250       2,212,711        4.7
  Petrochemicals

                        See notes to financial statements

                             KOREA EQIUTY FUND, INC.
                      SCHEDULE OF INVESTMENTS*--(Continued)

                                 OCTOBER 31,1999

                                                                                                                % of
                                                                                                     Market      Net
                                                                  Shares             Cost            Value     Assets
                                                                  ------             ----            ------    ------
SK Corporation  .................................................. 62,651     $ 1,473,893       $ 1,201,311      2.5
 Petrochemicals                                                               -----------       -----------      ---
Total Chemicals ..................................................              3,841,262         4,414,439      9.3
                                                                              -----------       -----------      ---
Consumer Electronics

 Samsung Electronics Co., Ltd......................................35,828       3,409,538         5,973,822     12.6
 Samsung Electronics Co., Ltd. GDR-1/2 Voting**....................24,216       1,638,456         2,058,360      4.4
  Consumer electronics, computers, and telecommunications
 Sindoh Ricoh Co., Ltd ............................................23,919         825,782           813,585      1.7
  Office automation equipment                                                 -----------       -----------      ---
 Total Consumer Electronics .......................................             5,873,776         8,845,767     18.7
                                                                              -----------       -----------      ---

Electric and Electronics
 Dae Duck Electronics Co..........................................206,906      1,089,362         2,345,912      5.0
  Printed circuit boards
 Samsung Display Devices...........................................57,119       3,325,334         2,999,998      6.3
  Liquid display monitors and terminals                                       -----------       -----------      ---
 Total Electric and Electronics ...................................             4,414,696         5,345,910     11.3
                                                                              -----------       -----------      ---

Energy
 Daesung Industries ...............................................45,199       2,229,039         1,160,591      2.5
  Gas, anthracite coal and oil                                                -----------       -----------      ---

Food and Beverages
 Hite Brewery Co., Ltd.............................................38,330       1,211,748         1,342,109      2.8
   Beer
 Nong Shim Co., Ltd................................................25,000         925,977         1,277,616      2.7
  Instant noodles and snack foods                                             -----------       -----------      ---
Total Food and Beverages ..........................................             2,137,725         2,619,725      5.5
                                                                              -----------       -----------      ---

Hotels and Restaurants
 Hotel Shilla Co..................................................124,904       1,256,728           887,188      1.9
   Hotel management                                                           -----------       -----------      ---

Iron and Steel
 Pohang Iron and Steel Co., Ltd....................................32,580       2,000,593         3,911,230      8.2
 Pohang Iron and Steel Co., Ltd. ADR ..............................45,000         686,250         1,501,875      3.2
  Hot and cold rolled steel products                                          -----------       -----------      ---
 Total Iron and Steel .............................................             2,686,843         5,413,105     11.4
                                                                              -----------       -----------      ---

Miscellaneous Manufacturing
 Medison Co., Ltd..................................................68,654         595,988           686,826      1.5
  Diagnostic ultrasound scanners                                              -----------       -----------      ---

                        See notes to financial statements


                      SCHEDULE OF INVESTMENTS*--(Continued)

                                 OCTOBER 31,1999

                                                                                                                % of
                                                                                                     Market      Net
                                                                  Shares             Cost            value     Assets
                                                                  ------             ----            ------    ------
Non-Ferrous Metals
 Keumkang Co.......................................................10,000       $ 987,920        $  541,892      1.1
   Safety glass and building materials
 Korea Zinc Co., Ltd...............................................11,000         213,830           268,695      0.6
                                                                               ----------        ----------    -----
   Non-ferrous metal refiner
 Total Non-Ferrous Metals .........................................             1,201,750           810,587      1.7
                                                                               ----------        ----------    -----

Securities
 Daewoo Securities Co..............................................23,723         599,058           303,583      0.6
  Brokerage services
 Dongwon Securities Co., Ltd.......................................50,000         985,455         1,500,625      3.2
                                                                               ----------        ----------    -----
 Brokerage services
 Total Securities .................................................             1,584,513         1,804,208      3.8
                                                                               ----------        ----------    -----

Telecommunications
 Korea Telecom Corp................................................37,100       2,438,652         2,496,015      5.3
 Korea Telecom Corp. ADR ..........................................40,600       1,463,748         1,431,150      3.0
  Telecommunications
 SK Telecom Co., Ltd...............................................   440         467,394           508,045      1.1
 SK Telecom Co., Ltd. ADR .........................................14,670          94,568           191,627      0.4
                                                                               ----------        ----------    -----
     Mobile telecommunications and paging services
 Total Telecommunications .........................................             4,464,362         4,626,837      9.8
                                                                               ----------        ----------    -----

Textiles and Apparel
 Handsome Co., Ltd.................................................171,640        590,850           736,929      1.6
                                                                               ----------        ----------    -----
  Women's garments and accessories

Utilities
 Korea Electric Power Corp.........................................115,600      3,246,222         3,382,710      7.1
                                                                               ----------         ---------    -----
   Power supplier

Wood and Paper
 Hansol Co., Ltd...................................................38,396       1,232,998           371,316      0.8
 Hansol Co., Ltd. (rights) ........................................10,276          75,009            26,557      0.0
                                                                               ----------        ----------    -----
    Newsprint
 Total Wood and Paper .............................................             1,308,007           397,873      0.8
                                                                               ----------        ----------    -----

 TOTAL KOREAN EQUITY SECURITIES          ..........................            40,671,631        46,638,187     98.5
                                                                               ----------        ----------    -----


                        See notes to financial statements

                             KOREA EQUITY FUND, INC.
                      SCHEDULE OF INVESTMENTS*--(Continued)

                                 OCTOBER 31,1999

                                                                                                                % of
                                                                 Principal                           Market      Net
                                                                  Amount             Cost            Value     Assets
                                                                 ---------           ----            ------    ------
INVESTMENTS IN SHORT-TERM SECURITIES
 Time Deposit
Republic Bank of London-interest bearing call account
 5.1875% due 11/1/99 ......................................... $1,000,000       $ 1,000,000      $ 1,000,000       2.1
                                                                                -----------      -----------     -----
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES ...................                    1,000,000        1,000,000       2.1
                                                                                -----------      -----------     -----
TOTAL INVESTMENTS ............................................                   41,671,631       47,638,187     100.6
LIABILITIES IN EXCESS OF OTHER ASSETS, NET ...................                     (292,425)        (292,769)     (0.6)
                                                                                -----------      -----------     -----
NET ASSETS ...................................................                  $41,379,206      $47,345,418     100.0
                                                                                ===========      ===========     =====

* The description following each investment is unaudited and not covered by the Report of Independent Accountants.
** Securities may only be sold to institutional buyers. At October 31, 1999 the value of this security amounted to $2,058,360 or 4.4% of Net Assets. ADR-American Depository Receipt
GDR-Global Depository Receipt

       Portfolio securities and foreign currency holdings were translated at the following exchange rate as of October 31, 1999,

Korean Won              -    KRW                     1,199.50 = $1.00


                        See notes to financial statements


                       STATEMENT OF ASSETS AND LIABILITIES

                                 OCTOBER 31,1999

ASSETS:
 Investments in securities, at market value (cost-$40,671,631) ......................................$ 46,638,187
 Investments in short-term securities, at market value (cost-$1,000,000) ............................   1,000,000
 Cash ...............................................................................................      67,577
 Receivable for dividends and interest, net of withholding taxes.....................................       7,982
                                                                                                     ------------
     Total Assets ...................................................................................  47,713,746
                                                                                                     ------------

LIABILITIES:

 Payable for investments purchased ..................................................................     69,130
 Accrued management fee .............................................................................     44,043
 Other accrued expenses .............................................................................    255,155
                                                                                                     ------------
     Total Liabilities ..............................................................................    368,328
                                                                                                     ------------

NET ASSETS:
 Capital stock (par value of 8,409,000 shares of capital stock outstanding, authorized
     100,000,000, par value $0.10 each) ............................................................      840,900
 Paid-in capital ...................................................................................   89,672,984
 Accumulated net realized loss on investments and foreign currency transactions ....................  (49,134,679)
 Unrealized net appreciation on investments and foreign exchange ...................................    5,966,213
                                                                                                     ------------
     Net Assets .................................................................................... $ 47,345,418
                                                                                                     ============
 Net asset value per share .........................................................................       $ 5.63
                                                                                                     ============

                        See notes to financial statements

                            KOREA EQUITY FUND, INC.
                             STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED OCTOBER 31, 1999

INCOME:
 Dividend income (less $95,288 withholding taxes) ..............................$480,449
 Interest income ...............................................................  93,581
                                                                                --------
     Total Income ..............................................................                $ 574,030
                                                                                                ---------

EXPENSES:

 Management fee ................................................................447,245
 Custodian fees ................................................................150,959
 Legal fees ....................................................................106,426
 Auditing and tax reporting fees ............................................... 49,889
 Shareholder reports ........................................................... 36,468
 Transfer agency fees .......................................................... 29,666
 Directors' fees and expenses .................................................. 26,467
 Registration fees ............................................................. 16,889
 Annual meeting expenses ....................................................... 13,439
 Insurance expenses ............................................................  2,516
 Miscellaneous .................................................................  2,529
                                                                                --------
           Total Expenses ......................................................                  882,493
                                                                                                ---------
 NET INVESTMENT LOSS ...........................................................                 (308,463)
                                                                                                ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
 Realized loss on investments and foreign currency transactions:
 Net realized loss on investments ..............................................               (2,148,882)
 Net realized loss on foreign exchange ........................................                (4,215,827)
                                                                                              -----------
 Net realized loss on investments and foreign exchange .........................               (6,364,709)
                                                                                              -----------
 Change in net unrealized appreciation on investments ..........................               23,816,481
 Change in net unrealized appreciation on translation of foreign currency and
    other assets and liabilities denominated in foreign currency ...............                6,858,982
                                                                                              -----------
 Net realized and unrealized gain on investments and foreign exchange ..........               24,310,754
                                                                                              -----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................              $24,002,291
                                                                                              ===========

                        See notes to financial statements


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     For the Year Ended
                                                                                       October 31,

                                                                                 1999                    1998
                                                                                 ----                    ----
FROM INVESTMENT ACTIVITIES:
 Net investment loss .......................................................  $ (308,463)             $ (271,595)
 Net realized loss on investments ..........................................  (2,148,882)            (10,332,912)
 Net realized loss on foreign exchange .....................................  (4,215,827)             (9,901,486)
 Change in net unrealized appreciation on investments ......................  23,816,481              17,219,176
 Change in net unrealized appreciation (depreciation) on transaction of foreign currency and other assets and liabilities denominated in
    foreign currency .......................................................   6,858,982               (3,242,821)
                                                                            ------------             ------------
Increase (decrease) in net assets derived from investment activities          24,002,291               (6,529,638)
                                                                            ------------             ------------

NET ASSETS:
 Beginning of year .........................................................  23,343,127               29,872,765
                                                                            ------------             ------------
 End of year ...............................................................-$47,345,418             $ 23,343,127
                                                                            ============             ============

                        See notes to financial statements

                             KOREA EQUITY FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS


1.  SIGNIFICANT ACCOUNTING POLICIES

     Korea Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund's investment objective is to seek long-term capital appreciation through investments primarily in equity securities of Korean equities. The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of Securities--Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market (as opposed to the OTC market for foreign investors in Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.
Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     (b) Foreign Currency Transactions--Transactions denominated in Korean won ("Won") are recorded in the Fund's records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losse resulting from changes in the exchange rate duing the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

     The net assets of the Fund are presented at the exchange rate and market values at the close of the period. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at October 31, 1999. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at October 31, 1999, resulting from changes in the exchange rate.

     (c) Security Transactions, Investment Income, Distributions to Shareholders--Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

     Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition--"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

     (d) Capital Account Reclassification--For the year ended October 31, 1999, the Fund's paid-in-capital was decreased by $354,557 with decrease in accumulated net investment loss of $308,463 and decrease in accumulated net realized loss on investments and foreign currency transactions of $46,094. The adjustment was primarily a result of the reclassification of net investment and foreign exchange losses.

     (e) Income Taxes--A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

     Under Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

     (f) Subscription for New Shares--As part of their annual corporate action matters, certain Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by Korean companies.

     (g) Use of Estimates in Financial Statement Preparation--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

     (h) Concentration of Risk--A significant portion of the Fund's net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

2.  MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

     Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. ("NAM"), as investment adviser for the Fund.

     As compensation for its services to the Fund, the Manager receives a monthly fee computed daily, at the annual rate of 1.10% of the Fund's average weekly net assets. For services performed, NAM receives a monthly fee from the Manager at the annual rate of 0.55 of 1% of the average weekly net assets of the Fund. Under the Management Agreement, the Fund paid or accrued fees to the Manager of $447,245 for the year ended October 31, 1999. For the year ended October 31, 1999, the Manager informed the Fund that NAM received fees of $223,623 from the Manager. At October 31, 1999, the fee payable to the Manager by the Fund was $44,043.

     Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd. ("Nomura Securi-ties") (the Manager's indirect parent) earned $9,938 in commissions from the Fund on the execution of portfolio securities transactions for the year ended October 31, 1999. In addition, the Fund purchased a security in an initial public offering from an unaffiliated broker dealer for a total of $16,536 where a Nomura Securities affiliate was a co-manager. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for the unaffiliated Directors aggregated $26,467 for the year ended October 31, 1999.

3.  PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the year ended October 31, 1999 were $15,166,960 and $12,888,126, respectively.

     As of October 31,1999, net unrealized appreciation on investments, exclusive of investments in foreign currency and short-term securities, for Federal income tax purposes was $5,919,753 of which $10,458,068 related to appreciated securities and $4,538,315 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currency and short-term securities, at October 31, 1999 for Federal income tax purposes was $40,718,434. The Fund has a capital loss carryforward as of October 31, 1999 of approximately $49,088,000 of which $14,274,000 expires on October 31, 2003, $3,203,000 expires on October 31, 2004, $5,211,000 expires on October
31, 2005, $20,128,000 expires on October 31, 2006 and $6,272,000 expires on
October 31, 2007.

Selected per share data and ratios for a share of common stock outstanding throughout each period:

                                                                           For the Year Ended
                                                                               October 31,
                                                       1999           1998               1997      1996           1995
                                                       ----           ----               ----      ----           ----
 Net asset value, beginning of year ...................$2.78         $3.55              $7.42     $10.06         $11.08
                                                       -----         -----              -----     ------         ------
   Net investment loss ................................(0.04)        (0.03)             (0.02)     (0.06)         (0.07)
   Net realized and unrealized gain (loss) on
     investments and foreign currency..................2.89          (0.74)             (3.85)     (2.56)         (0.67)
                                                       -----         -----              -----     ------         ------
   Total from investment operations ...................2.85          (0.77)             (3.87)     (2.62)         (0.74)
 Distributions to shareholders from:
   Net investment income ..............................   -             -                  -       (0.02)             -
                                                       -----         -----              -----     ------         ------
   Net realized capital gains ........................    -             -                  -           -          (0.28)
                                                       -----         -----              -----     ------         ------
 Total distributions .................................    -             -                  -       (0.02)         (0.28)
                                                       -----         -----              -----     ------         ------
 Net asset value, end of year .........................$5.63         $2.78              $3.55      $7.42         $10.06
                                                       =====         =====              =====     ======         ======
 Market value, end of year ...........................$4.375       $2.9375            $3.6875     $7.000         $9.125
 Total investment return* .............................48.9%        (20.3%)            (47.3%)    (23.1%)         (2.0%)
 Net asset value total returns**......................102.5%        (21.7%)            (50.3%)    (26.1%)         (6.6%)
 Ratio to average net assets/supplemental data:
   Net assets, end of year (000) ....................$47,345       $23,343            $29,873    $62,356        $84,603
   Operating expenses .................................2.22%         3.13%              2.29%      1.89%          1.86%
   Net investment loss ...............................(0.78%)       (1.21%)            (0.40%)    (0.73%)        (0.70%)
   Portfolio turnover ...................................34%           25%                22%        53%           117%

* Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.

** Based on net asset value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.

                        See notes to financial statements


                             KOREA EQUITY FUND,INC.
                SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

     The 1999 Annual Meeting of the Shareholders of the Fund was held at the Fund's offices, 180 Maiden Lane, New York, New York on May 11, 1999. The purpose of the meeting was to elect six Directors to serve for the ensuing year; to consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending October 31, 1999; and to transact such other business as may properly come before the Meeting or any adjournment thereof.

     At the Meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: William G. Barker, Jr., George H. Chittenden, Haruo Sawada, Chor Weng Tan, Arthur R. Taylor, and John F. Wallace. The shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent accountants for the fiscal year ending October 31, 1999. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. To elect the Fund's Board of Directors:

                                                                            % Of                               % of
                                                        Shares Voted    outstanding       Shares Voted      outstanding
                                                            For            Shares      Withhold Authority     Shares
                                                        ------------    -----------    ------------------   -----------
       William G. Barker, Jr........................     6,898,414         82.1            129,280              1.5
       George H. Chittenden ........................     6,900,518         82.1            127,426              1.5
       Haruo Sawada* ...............................     6,901,114         82.1            126,580              1.5
       Chor Weng Tan ...............................     6,903,218         82.1            124,476              1.5
       Arthur R. Taylor ............................     6,898,414         82.1            129,280              1.5
       John F. Wallace .............................     6,903,218         82.1            124,476              1.5

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund:

                                % Of                              % of                            % Of
          Shares Voted       outstanding    Shares Voted       outstanding     Shares         outstanding
              For              Shares         Against            Shares       Abstained          Shares
          ------------       -----------    ------------       -----------    ---------       -----------
           6,954,337           82.7            44,797             0.5           28,560            0.4




---------------
*Mr. Sawada resigned as a director on May 31, 1999. Mr. Nobuo Katayama was elected as a director to replace Mr. Sawada on May 31, 1999.




                             KOREA EQUITY FUND, INC.

          REVIEW OF THE FUND'S MARKET PRICE COMPARED TO NET ASSET VALUE

     Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value. Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

     Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund's shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders' overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

   To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status. As a "country fund," the Fund's NAV is more volatile than might be the case for a fund with a broader investment focus. The Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent sometime extreme volatility of the financial markets in South Korea supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund's ability to pursue its investment objectives. The Directors intend to continue to review, on a quarterly basis, the trading market for the Fund's shares.

                           DIVIDEND REINVESTMENT PLAN

    The Dividend Reinvestment Plan (the "Plan") is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the Plan Agent, State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

     Purchases will be made by the Plan Agent from time to time on the New
York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended October 31, 1999, the Fund did not purchase any shares in the open market or issue any new shares for dividend reinvestment purposes.

     Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder's own name and must be in writing and should include the shareholder's name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder's shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

     The Plan Agent will maintain all shareholders accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.



-----------------------------------------------------------------------------
                        SHAREHOLDER ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800)426-5523 for information concerning their accounts.
-----------------------------------------------------------------------------


William G. Barker, Jr.
George H. Chittenden
Nobuo Katayama
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS
Nobuo Katayama, President
Keisuke Haruguchi, Vice President
David G. Stoeffel, Vice President
John F Wallace, Vlce President
John J. Boretti, Secretary and Treasurer
Terence P. Brennan, Assistant Secretary and
                   Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York 10038-4936
Internet Address
www.nomura-asset.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
2-1-14 Nihonbashi, Chuo-ku,                           KOREA
Tokyo 103-8260, Japan                                 Equity
                                                    Fund, Inc.
CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200

COUNSEL
Brown & Wood LLP                                      ANNUAL REPORT
One World Trade Center
New York, New York 10048-0557                          OCTOBER 31, 1999

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of The Americas
New York, New York 10036-2798

KOREA EQUITY FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936

-----------------------------------------

This Report, including the Financial
Statements, is transmitted to the
Shareholders of Korea Equity Fund, Inc.
for their information. This is not a
prospectus, circular or representation
intended for use in the purchase of
shares of the Fund or any securities
mentioned in the Report.